                                                                     EXHIBIT 4.1

COMMON                                                                   COMMON
NUMBER                                                                   SHARES



                          BROADBAND PARENT CORPORATION
                             A DELAWARE CORPORATION

                                                             CUSIP
                                                                  --------------

         THIS CERTIFIES THAT [_______________________________________________ ]
IS THE REGISTERED OWNER OF [_______________________________ ] FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK ($0.01 PAR VALUE) OF BROADBAND PARENT CORPORATION TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

         THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

                                             COUNTERSIGNED AND REGISTERED:
--------------------------------


                                      BY:
--------------------------------         --------------------------------------
         SECRETARY                           TRANSFER AGENT AND REGISTRAR


--------------------------------         --------------------------------------
         PRESIDENT                              AUTHORIZED SIGNATURE



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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  - - as tenants in common                 UNIF GIFT MIN ACT - -                               Custodian
    TEN ENT  - - as tenants by the entireties                                           ------------------         -----------------
    JT TEN   - - as joint tenants with the                                                  (Cust)                      (Minor)
                 right of survivorship and not                                          Under Uniform Gifts to Minors
                 as tenants in common                                                   Act
                                                                                            ----------------------------------------
                                                                                                            (State)


    Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM

          Complete this form only when transferring to another person.

For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------------------------------------------

PLEASE TYPEWRITE NAME AND ADDRESS

------------------------------------------------------------------------------

--------------------------------------------------------------------- Shares
represented by the within certificate and do hereby irrevocably constitute and appoint__________________________ attorney to transfer the said same on the books of the within-named Corporation, with full power of substitution in the premises.

Dated                                      X
     -----------------------------          ---------------------------------
                                                       SIGNATURE(S)
                                           NOTICE:
SIGNATURE GUARANTEED BY                    The signature(s) to this assignment
                                           must correspond with the name(s) as
X                                          written upon the face of the
 ---------------------------------         certificate in every particular
                                           without alternation or enlargement
                                           or any change whatever.